Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

AMENDMENT No. 4

TO

COLLABORATION AND OPTION AGREEMENT

The Amendment No. 4 to Collaboration and Option Agreement (the "Fourth Amendment") is made and entered into as of August 28, 2024 (the "Fourth Amendment Effective Date"), by and between Fate Therapeutics, Inc., a Delaware corporation located at 12278 Scripps Summit Drive, San Diego, California 92131, United States of America ("FATE"), and Ono Pharmaceutical Co., Ltd., 8-2, Kyutaromachi 1-chome, Chuo-ku, Osaka, Osaka 541-8564, Japan ("ONO"). FATE and ONO are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

RECITALS

WHEREAS, the Parties entered into a Collaboration and Option Agreement dated September 14, 2018, as amended by the following documents: (i) Letter Agreement effective as of December 4, 2020; (ii) Amendment 01 to Collaboration and Option Agreement effective as of June 28th, 2022 (hereinafter, the “First Amendment”); (iii) Amendment to Collaboration and Option Agreement with respect to Collaboration Candidate 2 effective as of November 7, 2022; (iv) Letter Agreement effective as of September 27, 2023 and (v) Amendment No. 3 to Collaboration and Option Agreement effective as of November 30, 2023 (collectively, the “Agreement”);

Whereas, the Parties now desire to extend the date provided in the first sentence of Section 5.1 (Collaboration Candidate 3 Research Term) Subsection (b)(i) of the First Amendment from September 30, 2024 to June 30, 2025 and to amend the table of Annual R&D Fees provided in Section 3.3 of the First Amendment as further set forth in this Fourth Amendment.

Now, Therefore, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

1.
Defined Terms. Capitalized terms used but not defined herein shall have the same respective meanings ascribed to such terms in the Agreement.

2.
Amendments to the Agreement. The Parties hereby agree on the following amendments to the Agreement effective as of the Fourth Amendment Effective Date:

2.1
Collaboration Candidate 3 Research Term. The first sentence of Section 5.1 (Collaboration Candidate 3 Research Term) of the First Amendment is hereby deleted in its entirety and replaced with the following sentence:

“Upon the expiration of the ONO Option Period for [***] (the “[***] Option Expiration”), ONO shall, by written notice to FATE, elect to [***].”

2.2
Research and Development Costs. The table of Annual R&D Fees in Section 6.2.2 of the Agreement, as amended by the First Amendment (the “Table”) shall be amended to add an additional row at the bottom of the Table as follows:

Research Term Year	Estimated Annual Collaboration Budget	Annual R&D Fees
(which shall be from [***]* through June 30, 2025)	$[***]*	$[***]*

** Research Year [***] Annual R&D Fees shall be paid by ONO to FATE according to the payment schedule set forth in Attachment A to this Fourth Amendment which is attached hereto and incorporated herein by reference.

2.3
Precursor Master Cell Bank Payment. In connection with the generation of the Master Cell Bank for [***], FATE agrees to use a precursor master cell bank, which bank has been independently created by FATE as of the Fourth Amendment Effective Date. As consideration for such use in the generation of the Master Cell Bank for Collaboration Candidate 3, ONO shall pay FATE the amount of [***] Dollars ($[***]*) by [***].

3
Ratification of the Agreement. Except as amended as described above, all other terms and conditions stated in the Agreement shall remain in full force and effect. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

4
Counterparts; Electronic Delivery. This Fourth Amendment may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile, by email in "portable document format" (".pdf"), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Fourth Amendment to be executed by their respective duly authorized officers as of the Fourth Amendment Effective Date.

FATE Therapeutics, Inc. By: /s/ Scott Wolchko Name: Scott Wolchko Title: President & Chief Executive Officer

ONO Pharmaceutical Co., Ltd.

By: /s/ Seishi Katsumata

Name: Seishi Katsumata

Title: Corporate Officer/ Executive Director, Discovery & Research, Research Project Management Division

By: /s/ Akira Takada

Name: Akira Takada

Title: Corporate Officer/ Executive Director, CMC & Production

ATTACHMENT A

Payment Schedule

[1 page omitted]

[***]